UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2024

Date of Report (Date of earliest event reported)

ETON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38738	37-1858472
(State of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification Number)

21925 W. Field Parkway, Suite 235
Deer Park, Illinois 60010-7208
(Address of principal executive offices) (Zip code)

(847) 787-7361
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ETON	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01: Completion of Acquisition or Disposition of Assets

On December 31, 2024, Eton Pharmaceuticals, Inc. (“Eton” or the “Company”) acquired Galzin® (zinc acetate) from Teva Pharmaceuticals USA, Inc. (“Teva”). Galzin® is the only FDA-approved zinc treatment for the maintenance of patients with Wilson Disease who have been initially treated with a chelating agent. It is estimated that less than 5,000 patients in the United States are currently being treated for Wilson Disease.

Eton expects to assume the commercialization of the product in the United States in the first quarter of 2025 with its metabolic sales force supporting healthcare professionals who treat Wilson Disease. As part of the transaction, Eton has also acquired European rights to the product, where it is commercialized under the tradename Wilzin® by a third party. Under an existing agreement, Eton will continue to supply the product to the third party and the third party is responsible for all commercialization activities.

Under the terms of the purchase agreement, the Company purchased Galzin® for $7.0 million at closing and paid an additional $0.2 million for product inventory. The Company will also pay Teva a royalty of 10% of U.S. net sales through the tenth anniversary of the Company's first commercial sale of the product in the U.S.

A copy of the asset purchase agreement dated December 31, 2024 and the press release announcing the transaction dated January 3, 2025 are being filed herewith and are numbered in accordance with Item 601 of Regulation S-K.

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Item 9.01: Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 10.1	Asset Purchase Agreement dated December 31, 2024 between Teva Pharmaceuticals USA, Inc. and the Registrant (portions of the Exhibit have been redacted).
Exhibit 99.1	Press Release dated January 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2025	By:	/s/ James R. Gruber
James R. Gruber
Chief Financial Officer and Secretary
(Principal Financial Officer)

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